Exhibit 10.2

SIXTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 30th day of March, 2007, by and among Dover Downs Gaming & Entertainment, Inc. (the “Borrower”) and Wilmington Trust Company, a Delaware banking corporation, its successors and assigns (“WTC”), and Mercantile-Safe Deposit & Trust Company, a Maryland banking corporation, its successors and assigns (“Mercantile,” and together with WTC, the “Banks”) and WTC, as agent (the “Agent”).

WHEREAS, the Borrower, WTC, PNC Bank, Delaware, a Delaware banking corporation (“PNC Delaware”), Mercantile and the Agent have entered into an Amended and Restated Credit Agreement, dated as of March 25, 2002, as amended by the Amendment to Amended and Restated Credit Agreement, dated as of August 12, 2002, the Second Amendment to Amended and Restated Credit Agreement, dated as of February 19, 2004, the Third Amendment to Amended and Restated Credit Agreement, dated as of November 5, 2004, the Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2005, and the Fifth Amendment to Amended and Restated Credit Agreement, dated as of April 18, 2006 (as so amended, the “Agreement”), pursuant to which WTC, PNC Delaware and Mercantile agreed to make available certain credit facilities to the Borrower; and

WHEREAS, PNC Delaware and Mercantile have become affiliated banks and PNC Delaware has assigned to Mercantile its obligations as a Bank under the Agreement; and

WHEREAS, the Borrower, the Banks and the Agent desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

SECTION 2.  Amendments.

2.1.          The definition of Required Banks found in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Required Banks”:  shall mean all of the Banks.”

2.2.          The definition of Termination Date found in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Termination Date”:  the earlier of (a) April 17, 2012, or such later date to which the Termination Date shall have been extended pursuant to Section 2.10(d) and (b) the date the Commitments are terminated as provided herein.”

2.3.          Schedule I of the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto.

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and the Banks as follows:

(a)           Each of the representations and warranties of the Borrower in the Agreement is true and correct in all material respects on and as if made as of the date hereof after giving effect to this Amendment.

(b)           As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default exists.

(c)           No consent, approval or authorization of, or registration with any Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

SECTION 4.  Closing Fees.  The Borrower shall pay to the Agent for the account of the Banks pro rata in accordance with Section 2.16 of the Agreement an extension fee in the amount of $15,000.00 payable upon the parties’ execution of this Amendment.

SECTION 5.  Binding Effect.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

SECTION 7.  Agreement in Effect.  Except as hereby amended, the Agreement shall remain in full force and effect.

SECTION 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its principles of conflict of laws, all rights and remedies being governed by Delaware’s substantive laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DOVER DOWNS GAMING & ENTERTAINMENT, INC.

By:	/s/ Timothy R. Horne
	Name:	Timothy R. Horne
	Title:	Sr. Vice President — Finance

WILMINGTON TRUST COMPANY, as Agent and as a Bank

By:	/s/ Michael B. Gast
	Name:	Michael B. Gast
	Title:	Vice President

MERCANTILE-SAFE DEPOSIT & TRUST COMPANY, as a Bank

By:	/s/ C. Douglas Sawyer
	Name:	C. Douglas Sawyer
	Title:	Sr. Vice President

Acknowledged and Agreed as of
March 30, 2007

DOVER DOWNS, INC., as Guarantor

By:	/s/ Timothy R. Horne
Name:	Timothy R. Horne
Title:	Sr. Vice President — Finance

SCHEDULE I

BANK AND COMMITMENT INFORMATION

Bank and Address	Commitment	Swing Line Commitment
Wilmington Trust Company 121 South State Street Dover, DE19901 Attn: Michael B. Gast	$55,000,000 through September 30, 2007, then $65,000,000 through December 31, 2009, then $52,000,000 through December 31, 2010, then $44,200,000 through December 31, 2011, then $39,000,000 thereafter	$5,000,000

Mercantile-Safe Deposit & Trust Company Two Hopkins Plaza, 5th Floor Baltimore, MD 21201 Attn: C. Douglas Sawyer	$50,000,000 through September 30, 2007 then $60,000,000 through December 31, 2009, then $48,000,000 through December 31, 2010, then $40,800,000 through December 31, 2011, then $36,000,000 thereafter

Total:	$105,000,000 through September 30, 2007, then $125,000,000 through December 31, 2009, then $100,000,000 through December 31, 2010, then $85,000,000 through December 31, 2011, then $75,000,000 thereafter	$5,000,000